UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Aztar Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2390 East Camelback Road, Suite 400

Phoenix, Arizona 85016

April 10, 2006

Dear Fellow Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Aztar Corporation to be held on Thursday, May 11, 2006 at The Ritz Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona, at 11:00 a.m. local time.

The principal business of the Annual Meeting will be the election of two directors to serve individual terms and the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year 2006. As more fully described in the accompanying Proxy Statement, the Board of Directors recommends that you vote FOR the election of the Board’s nominees and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. Each of the nominees for director is currently a director of Aztar and has provided dedicated service to the Company.

Your vote is most important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, please indicate your vote, sign, date and return the enclosed proxy card as soon as possible in the postage-paid envelope provided, or you may submit your proxy by telephone or the Internet. This will not prevent you from voting in person at the Annual Meeting or at any continuations, adjournments or postponements thereof, but will assure that your vote is counted if you are unable to attend.

As in past years, members of the Company’s management will review the performance of the Company at the Annual Meeting and will be available to answer your questions. Your Board of Directors and Management look forward to greeting personally all of you who are able to attend.

On behalf of your Board of Directors, thank you for your continued support.

Sincerely,

Robert M. Haddock

Chairman of the Board, President

and Chief Executive Officer

2390 East Camelback Road, Suite 400

Phoenix, Arizona 85016

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2006

To the Shareholders of Aztar Corporation:

Notice is hereby given that the 2006 Annual Meeting of Shareholders (the “Meeting”) of Aztar Corporation, a Delaware corporation (“Aztar”) will be held at The Ritz Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona, at 11:00 a.m. local time on Thursday, May 11, 2006, for the purpose of considering and voting upon the following proposals:

1.	To elect two directors to serve until the 2009 Annual Meeting of Shareholders or until their successors are elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year 2006; and

3.	To transact such other business as may properly come before the Meeting or any continuations, adjournments or postponements thereof.

NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

Pursuant to Aztar’s By-Laws, the Board of Directors has fixed Thursday, March 16, 2006, as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting or at any continuations, adjournments or postponements thereof. Only holders of Aztar’s common stock at the close of business on that date are entitled to notice of, and to vote at, the Meeting or at any continuations, adjournments or postponements thereof.

Aztar’s Board of Directors and Management cordially invite you to attend the Meeting. In addition, you are requested to indicate your vote, sign, and date the enclosed proxy card, which is solicited by the Board of Directors, and to mail it promptly in the enclosed postage-paid envelope, or you may submit your proxy by telephone or the Internet. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares. The proxy will not be used if you attend and vote at the Meeting in person.

By Order of the Board of Directors

Nelson W. Armstrong, Jr.

Secretary

Approximate date of mailing to Shareholders:

April 10, 2006

I M P O R T A N T

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTE, SIGN, DATE AND MAIL PROMPTLY YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. PLEASE REFER TO THE ADDITIONAL INSTRUCTIONS ON THE LAST PAGE OF THIS PROXY STATEMENT.

PROXY STATEMENT

OF

AZTAR CORPORATION

2390 East Camelback Road, Suite 400

Phoenix, Arizona 85016

ANNUAL MEETING OF SHAREHOLDERS

May 11, 2006

GENERAL

This Proxy Statement and the enclosed Proxy Card are furnished in connection with the solicitation of proxies by the Board of Directors of Aztar Corporation (“Aztar” or the “Company”), to be used at the 2006 Annual Meeting of Shareholders of Aztar and at any continuations, adjournments or postponements thereof (the “Meeting”). The Meeting will be held at The Ritz Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona, on Thursday, May 11, 2006, at 11:00 a.m. local time. This Proxy Statement, together with the accompanying Notice of Annual Meeting and Proxy Card, are being first mailed to Shareholders on or about April 10, 2006.

VOTING AND REVOCABILITY OF PROXIES

March 16, 2006, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Only holders of shares of Aztar’s common stock, par value $.01 per share (“Common Stock”), at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any continuations, adjournments or postponements thereof. As of March 16, 2006, there were 35,899,464 shares of Common Stock outstanding. Holders of Common Stock as of the close of business on the Record Date are entitled to one vote per share, subject to the provisions of the Company’s Certificate of Incorporation.

Proxies solicited by the Board of Directors of the Company that are properly executed and returned to the Company will be voted at the Meeting, or at any continuations, adjournments or postponements thereof, in accordance with the directions given thereon. Properly executed proxies on which no directions are indicated will be voted FOR the election of the Board’s nominees as directors and FOR the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year 2006. The Board of Directors recommends that you vote FOR the election of the Board’s nominees as directors and FOR the ratification of the appointment of PricewaterhouseCoopers LLP. If any other matters are properly brought before the Meeting, the proxies solicited by the Board of Directors will be voted on such matters as determined in accordance with the judgment of the persons named thereon. Other than the election of two directors to the Board of Directors and the ratification of the appointment of PricewaterhouseCoopers LLP, the Board of Directors is not currently aware of any other matters to be brought before the Meeting.

The presence in person or by proxy of the holders of record of a majority of the shares of Common Stock issued and outstanding is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes (i.e., where a broker does not have discretionary authority to vote the shares on a beneficial owner’s behalf) will each be included in the determination of the number of shares present for quorum purposes. If a quorum is not present or represented at the Meeting, the Shareholders entitled to vote, present or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. Assuming a quorum is present: (i) directors will be elected by a plurality of the votes cast at the Meeting; and (ii) the ratification of the appointment of PricewaterhouseCoopers LLP will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and eligible to vote on the proposal. As a result, abstentions will have the same effect as a vote against the ratification of the appointment of PricewaterhouseCoopers LLP, and broker non-votes will have no effect on the result of the vote on the ratification of the appointment of PricewaterhouseCoopers LLP.

A vote FOR the Board of Directors’ nominees on the accompanying Proxy Card will give the proxies named therein discretionary authority to vote with respect to the election of any person recommended by the Board of Directors as a director where the initial nominee is unable or unavailable to serve (an event not now anticipated).

Execution of a Proxy Card will not affect your right to attend the Meeting and to vote in person. A Shareholder executing a proxy may revoke such proxy at any time before it is voted by (i) filing a written notice of revocation with the Secretary of the Company at the address provided above, (ii) filing a duly executed proxy bearing a later date or (iii) attending and voting in person at the Meeting. Attendance at the Meeting without voting thereat will not revoke a proxy previously executed and duly submitted by you.

Regardless of the number of shares of Common Stock you own, it is important that you be represented by proxy or in person at the Meeting. Shareholders are requested to vote by completing the enclosed Proxy Card and returning it in the enclosed postage-paid envelope or submitting your proxy by telephone or the Internet. Please refer to instructions on the last page of this Proxy Statement.

PROPOSAL 1

ELECTION OF DIRECTORS OF THE COMPANY

Nominees for Election as Directors

Pursuant to the Company’s Certificate of Incorporation, the Board of Directors consists of not less than five nor more than thirteen directors and is divided among three classes of members holding three-year staggered terms, with each class as nearly equal in number as possible. A class of two directors will be elected at the Meeting to serve until the 2009 Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

The Company’s Board of Directors has nominated the following two individuals to serve as directors, both of whom are currently members of the Board: Linda C. Faiss and Robert M. Haddock. Each of the Board of Directors’ nominees has consented to being named in this Proxy Statement and to serve as a director if elected. However, if for any reason any Board nominee should become unable or unavailable to serve as a director, the persons named in the enclosed proxy may vote with discretionary authority for a substitute. The enclosed proxy cannot be voted for a greater number of persons than two. The Board of Directors intends to vote all of the shares for which it is given proxies, to the extent permitted thereunder, FOR the election of the Board’s nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE BOARD’S NOMINEES FOR DIRECTOR.

The table below includes certain information as of March 1, 2006, regarding the two nominees of the Board of Directors and also regarding the other four directors whose terms of office will continue after the Meeting.

Name, Age and Year Present Term Expires	Principal Occupations (2001-Present) and Certain Other Directorships Presently Held	Year First Became a Director
Nominees

Linda C. Faiss, 63 (2006)	Co-owner and President, Faiss Foley Warren LLC (public relations and government affairs).	1997

Robert M. Haddock, 61 (2006)	Chairman, President and Chief Executive Officer of the Company since March 2005; formerly President and Chief Financial Officer of the Company since May 2002; previously Executive Vice President and Chief Financial Officer of the Company.	1989

Name, Age and Year Present Term Expires	Principal Occupations (2001-Present) and Certain Other Directorships Presently Held	Year First Became a Director
Other Directors

John B. Bohle, 62 (2008)	Independent Consultant (executive recruiting services); formerly Senior Vice President and Partner of Ray & Berndtson.	1992

Frank J. Brady, 59 (2007)	Retired; formerly Audit Partner, Ernst & Young LLP.	2002

Gordon M. Burns, 53 (2007)	Private Investor; Managing Director, The Civitas Group (consulting firm for homeland and national security); formerly President of TECSEC Inc. (software company) 2001-2002; previously President of Katama Capital (investment firm).	1998

John A. Spencer, 57 (2008)	Retired; formerly Executive Vice President and Chief Financial Officer of Del Webb Corporation.	2002

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission (the “SEC”) require that the executive officers, directors and persons who beneficially own more than 10 percent of the Common Stock of the Company, as well as certain affiliates of those persons, file initial reports of ownership and transaction reports covering any changes in ownership with the SEC and the New York Stock Exchange (the “NYSE”). SEC regulations require these persons to furnish the Company with copies of all reports they file pursuant to Section 16(a). The Company offers assistance with the preparation and filing of these reports. Based solely upon a review of the copies of the reports and written representations received from certain executive officers and directors, the Company believes that during fiscal 2005, the executive officers and directors complied with all applicable filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

HOLDERS AND DIRECTORS AND OFFICERS

5% Beneficial Owners

Persons and groups owning in excess of 5 percent of the Common Stock are required to file certain reports with the SEC regarding such ownership pursuant to applicable federal securities law. Based upon such reports, the table below sets forth certain information regarding beneficial owners of more than 5 percent of the Common Stock as of April 4, 2006. The Company knows of no other beneficial owner of more than 5 percent of its outstanding Common Stock.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned*	Percent of Class*
Barclays Global Investors, NA Barclays Global Fund Advisors 45 Fremont Street San Francisco, CA 94105	1,867,824	5.22

Botti Brown Asset Management, LLC 101 California Street Suite 4350 San Francisco, CA 94111	1,793,457	5.01

Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403	3,557,900	10.00

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned*	Percent of Class*

Mario J. Gabelli One Corporate Center Rye, NY 10580	4,751,408	13.24

Private Capital Management, L.P. 8889 Pelican Bay Blvd. Naples, FL 34108	3,618,893	10.10

*	As reported in Barclays Global Investors, NA and Barclays Global Fund Advisors’ Schedule 13G, dated January 31, 2006; Botti Brown Asset Management LLC’s Schedule 13G, (Amendment No. 1) dated February 7, 2006; Franklin Resources, Inc.’s Schedule 13G (Amendment No. 10), dated January 27, 2006; Mario J. Gabelli’s Schedule 13D (Amendment No. 18), dated March 22, 2006; and Private Capital Management L.P.’s Schedule 13G (Amendment No. 1), dated March 10, 2006.

Directors and Executive Officers

The table below sets forth certain information regarding directors’ and executive officers’ beneficial ownership of Common Stock as of March 22, 2006.

Directors	Shares of Common Stock Beneficially Owned*	Percent of Class
John B. Bohle	20,000	**
Frank J. Brady	31,000	**
Gordon M. Burns	44,000	**
Linda C. Faiss	50,000	**
Robert M. Haddock	1,234,334	3.4
John A. Spencer	36,900	**

Named Executive Officers
Nelson W. Armstrong, Jr.	140,667	**
Neil A. Ciarfalia	142,667	**
Joe C. Cole	101,807	**
Meridith P. Sipek	80,501	**
All Directors and Executive Officers as a group (10 persons)	1,881,876	5.2

*	Including, for Mr. Bohle 16,000 shares, for Mr. Brady 29,000 shares, for Mr. Burns 44,000 shares, for Ms. Faiss 50,000 shares, and for Mr. Spencer 29,000 shares, which they may acquire by the exercise of stock options within 60 days; for Messrs. Haddock, Armstrong, Ciarfalia, Cole and Sipek, 1,233,334, 139,667, 136,667, 85,168, and 80,001 shares, respectively, which they may acquire by the exercise of stock options within 60 days; and for the directors and executive officers as a group (10 persons), 1,842,837 shares, which they may acquire by the exercise of stock options within 60 days.

**	Less than 1% of the outstanding shares of Common Stock.

THE BOARD AND ITS COMMITTEES

The Board has standing Audit, Compensation and Stock Option, Finance and Corporate Governance and Nominating committees. The Board abolished the Executive Committee on February 17, 2005. The Company’s Common Stock is listed on the NYSE. The Board has determined that under the listing standards of the NYSE the five non-employee directors are independent. Therefore, the members of the Audit, Compensation and Stock Option and Corporate Governance and Nominating Committees are independent. The law firm of Lionel Sawyer & Collins of Las Vegas, Nevada, provides certain legal services to the Company in the State of Nevada. Mr. Robert D. Faiss, the spouse of Linda C. Faiss, a Director of the Company, is one of the approximately 40 shareholders of the firm. Work for Aztar is overseen and billed by another shareholder of the firm, but on occasion, Mr. Faiss has performed services for the Company. Mr. Faiss did not perform services for the Company in the fiscal year 2005. The amounts paid to Lionel Sawyer & Collins in any one year are below the amounts that would invoke either SEC Regulation S-K, Item 404 or NYSE Rule 303A.02(b)(v). Therefore, because (i) Mr. Faiss is not the partner responsible for the representation of the Company; (ii) the amounts paid to Lionel Sawyer & Collins for legal services are immaterial in the aggregate; and (iii) Mr. Faiss’ interests in any profits resulting from the firm’s work for the Company is only a very small percentage of the amount of any such profit, the Board of Directors has concluded that this relationship does not affect the independence of Ms. Faiss. In January of 2006, a decision was made to move substantially all of the legal services previously provided by Lionel Sawyer & Collins to another law firm. On April 19, 2005, the Board of Directors of Aztar Corporation appointed Mr. Gordon M. Burns as the independent Lead Director. When the Board meets in executive session, Mr. Burns will be the presiding director.

The current membership of the committees is as follows, with the chairman of each committee listed first.

Audit	Compensation and Stock Option	Finance	Corporate Governance and Nominating

Frank J. Brady John B. Bohle Gordon M. Burns John A. Spencer	Gordon M. Burns Linda C. Faiss John A. Spencer	John A. Spencer Frank J. Brady Gordon M. Burns	John B. Bohle Gordon M. Burns Linda C. Faiss

The Audit Committee’s major responsibilities include oversight of: the integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements; the independent registered public accounting firm’s qualifications and independence, including engaging the independent registered public accounting firm; and the performance of the Company’s internal audit function and of the independent registered public accountants. The Audit Committee, among other things, will: review the audit’s scope and timing and preapprove the fee arrangements with the independent registered public accountants; review the audit findings and other financial data submitted by both the Company’s internal auditors and its independent registered public accountants; present such findings to the Board; and will prepare and approve the Audit Committee Report to be included as part of the Company’s annual proxy statement.

The Compensation and Stock Option Committee’s major responsibilities include: at least annually, review and approve corporate goals and objectives relating to the compensation of the Chief Executive Officer, evaluate the performance of the Chief Executive Officer in light of those goals and objectives and determine and approve the compensation of the Chief Executive Officer based on such evaluation; make recommendations to the Board with respect to the compensation and incentive compensation plans of the Company’s executive officers and equity-based plans of the Company; and prepare and approve the Compensation and Stock Option Committee report to be included as part of the Company’s annual proxy statement.

Up to the time the Executive Committee was abolished on February 17, 2005, the Executive Committee could act for the full Board of Directors in situations in which the Board delegated such authority to the Executive Committee or in situations in which the Executive Committee found that exigent circumstances justified expedited action.

The Finance Committee’s major responsibilities include reviewing the various financial activities of the Company and presenting its findings to the Board.

The Corporate Governance and Nominating Committee’s major responsibilities include: the identification of qualified candidates to become Board members; the selection of nominees for election as directors at the next Annual Meeting of Shareholders; the selection of candidates to fill any vacancies on the Board; the development and recommendation to the Board of corporate governance guidelines and principles applicable to the Company; and the oversight of the evaluation of the Board and management.

During calendar year 2005 the Board of Directors held ten meetings. The Audit Committee held eight meetings, the Compensation & Stock Option Committee held seven meetings, the Executive Committee held no meetings, the Corporate Governance & Nominating Committee held two meetings, and the Finance Committee held one meeting. No director attended less than 75 percent of the meetings of the Board and committees of which he or she was a member.

The Board of Directors expects each member of the Board of Directors to attend the Annual Meeting of Shareholders, normally scheduled in the month of May each year. All of the directors attended the Annual Meeting of Shareholders held on May 12, 2005.

The Charters of the Audit Committee, the Compensation and Stock Option Committee and the Corporate Governance and Nominating Committee, as well as our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, our Audit Committee Complaint Procedures and our Code of Ethics are posted on the Company’s web site (www.aztar.com) under Investor Information – Corporate Governance Section. This website address is not intended to function as a hyperlink, and the information contained on the Company’s website is not intended to be a part of this Proxy Statement. A copy of this information may also be obtained upon request, without charge, by contacting our Corporate Communications Department at (602)381-4100, or by writing to us at Aztar Corporation, Corporate Communications, 2390 E. Camelback Road, Suite 400, Phoenix, AZ 85016.

Communications with the Board

A Shareholder may communicate directly with the Board of Directors by addressing a letter to the Board of Directors of Aztar Corporation c/o Secretary, at 2390 East Camelback Road, Suite 400, Phoenix, Arizona 85016. If a Shareholder would like the letter to be forwarded directly to the Chairman of the Board or to one of the Chairmen of the four standing committees, he or she should so indicate. If no specific direction is indicated, the Secretary will review the letter and forward it to the Board member whom he thinks is appropriate.

Corporate Governance and Nominating Committee Policies and Procedures relating to Director Nominations

As a policy, the Corporate Governance and Nominating Committee will consider director candidates recommended by security holders when a vacancy exists or is anticipated. The Committee evaluates the performance of directors annually. The Committee does not consider a vacancy to exist if it has determined that it will renominate a current director whose term is expiring. Such recommendations should be forwarded to the Secretary of the Company at the Company’s corporate offices by a date not later than 120 days prior to the date that the Company’s Proxy Statement was released to Shareholders in connection with the previous year’s Annual Meeting (December 11, 2006, in the case of the 2007 Annual Meeting). Such recommendations should be submitted to the Board in writing and contain sufficient information concerning the individual to enable a proper judgment to be made as to such individual’s qualifications.

The qualifications the Committee will consider in evaluating director candidates include: (i) experience in corporate management, such as serving as an officer or former officer of a publicly held company, (ii) experience in the Company’s industry, (iii) experience as a board member of another publicly held company, (iv) academic experience in an area of the Company’s operations and (v) experience in any private business, government or professional practice requiring skills relevant to the Company’s business. In addition, when it deems appropriate, the Corporate Governance and Nominating Committee may only consider candidates that meet the qualifications of an “Audit Committee Financial Expert” or meet the financial literacy and sophistication requirements of the NYSE for membership on the Audit Committee.

The Corporate Governance and Nominating Committee will conduct a search for candidates for potential Board nominations as necessary. The Committee may engage a search firm. If the Committee is in the process of searching for Board nominees, the Committee will evaluate the qualifications of potential Board candidates on an equal basis regardless of source, including candidates recommended by shareholders.

The Company operates in a highly regulated industry and candidates for Board membership must complete extensive personal gaming licensing applications and are subject to rigorous background investigations by various gaming authorities. The Company currently operates in four gaming jurisdictions and has filed a license application in a fifth jurisdiction. For a summary of gaming regulations, please refer to the Company’s Annual Report on Form 10-K.

EXECUTIVE COMPENSATION

The following table sets forth the annual compensation paid and accrued by the Company for services rendered during each fiscal year presented, for each person who served as the Company’s chief executive officer during 2005 and the next four most highly compensated executive officers of the Company (the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation**		Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ( $)	Bonus ($)	Securities Underlying Options (#)(1)	All Other Compensation ($)(2)
Robert M. Haddock* Chairman of the Board, President and Chief Executive Officer	2005	868,400	1,075,000	150,000	5,250
	2004	606,496	538,286	125,000	5,125
	2003	553,400	405,796	125,000	5,000

Neil A. Ciarfalia* Vice President, Treasurer and Chief Financial Officer	2005	308,162	180,577	40,000	5,250
	2004	206,758	119,735	20,000	5,125
	2003	194,673	83,347	20,000	5,000

Nelson W. Armstrong, Jr. Vice President, Administration and Secretary	2005	264,508	154,385	20,000	5,250
	2004	231,508	159,585	20,000	5,125
	2003	213,104	116,541	20,000	5,000

Joe C. Cole Vice President, Corporate Communications	2005	161,238	46,212	9,000	5,250
	2004	157,046	74,923	10,000	5,000
	2003	152,704	50,138	10,000	5,000

Meridith P. Sipek Vice President and Controller	2005	231,431	134,538	20,000	5,250
	2004	206,758	144,735	20,000	5,125
	2003	194,673	108,347	20,000	5,000

Paul E. Rubeli* Retired, former Chairman of the Board and Chief Executive Officer	2005	182,100	-0-	-0-	8,323,907
	2004	904,938	806,885	150,000	5,125
	2003	808,400	595,664	150,000	5,000

*	Mr. Paul E. Rubeli retired from being a Director, the Chairman of the Board and Chief Executive Officer on March 1, 2005. Mr. Robert M. Haddock was appointed Chairman of the Board, President and Chief Executive Officer, effective March 1, 2005. Mr. Neil A. Ciarfalia was appointed Vice President, Treasurer and Chief Financial Officer, effective March 1, 2005.

(1)	Grants of nonqualified stock options under the Aztar Corporation 2004 Employee Stock Option and Incentive Plan (the “2004 Plan”).

(2)	Commencing July 1, 1997, the Company initiated a limited matching contribution to its defined contribution savings plan based on eligible compensation. The Named Executive Officers participate in the plan. The amounts credited to the Named Executive Officers’ accounts in 2005 were: $5,250 for Mr. Haddock; $5,250 for Mr. Ciarfalia; $5,250 for Mr. Armstrong; $5,250 for Mr. Cole; $5,250 for Mr. Sipek, and $5,250 for Mr. Rubeli. The Named Executive Officers are one hundred percent vested in the plan.

Upon his retirement, effective March 1, 2005, Mr. Rubeli elected to receive a single lump sum distribution of $8,238,753 under the Nonqualified Retirement Plan for Senior Executives and reduced benefits ($79,904 paid in 2005) under his deferred compensation agreement.

**	Perquisites: The Company does not own or lease aircraft. Messrs. Haddock and Ciarfalia are permitted to fly first class. Messrs. Armstrong, Cole and Sipek are permitted to fly first class when accompanying Messrs. Haddock and Ciarfalia when they are flying first class. Messrs. Haddock and Ciarfalia normally only fly first class on extended flights. Executive officers received some or all of the following perquisites: senior management medical and disability benefits, income tax preparation services, term life insurance and complimentaries (primarily lodging) when visiting company properties. In each case, the aggregate amounts of these benefits are less than the amounts required to be disclosed pursuant to the rules of the SEC.

Stock Options Granted in Last Fiscal Year Table

The following table reflects certain information regarding nonqualified stock options granted in the last fiscal year to the Named Executive Officers.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/sh)(2)	Expiration Date	Grant Date Present Value ($)(3)
Robert M. Haddock	150,000	26.67	30.90	5/11/15	1,754,505
Neil A. Ciarfalia	40,000	7.11	30.90	5/11/15	467,868
Nelson W. Armstrong, Jr.	20,000	3.56	30.90	5/11/15	233,934
Joe C. Cole	9,000	1.60	30.90	5/11/15	105,270
Meridith P. Sipek	20,000	3.56	30.90	5/11/15	233,934
Paul E. Rubeli	-0-	-0-	-0-	—	-0-

(1)	All options were granted under the 2004 Plan. Options vest annually over a three-year period. Vesting accelerates under the change of control provisions of the 2004 Plan or if the option holder dies or becomes disabled. In addition, under certain limited conditions, unvested options may vest upon retirement.

(2)	Exercise price equals the fair market value of the Common Stock on the date of grant.

(3)	The value has been calculated using the Black-Scholes stock option valuation methodology. The model assumed a stock price volatility factor of .36, a risk-free interest rate of 3.81% and no dividends. The options have an exercise period of ten years; however, the estimated effective option life for each person is five years from the date of the grant.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Value Table

The following table sets forth for the Named Executive Officers the aggregate number of option exercises and the value realized on such options exercised, and the aggregate number of exercisable and unexercisable options held at fiscal year-end and the value of such options.

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs at FY-End ($)(2) Exercisable/Unexercisable
Robert M. Haddock	-0-	-0-	1,100,001/274,999	20,148,595/1,111,655
Neil A. Ciarfalia	-0-	-0-	110,001/59,999	1,806,795/177,855
Nelson W. Armstrong, Jr.	-0-	-0-	119,667/39,999	1,950,904/177,855
Joe C. Cole	-0-	-0-	75,501/18,999	1,330,396/88,924
Meridith P. Sipek	20,000	310,450	60,001/39,999	743,545/177,855
Paul E. Rubeli	613,000	13,454,658	750,000/-0-	9,715,875/-0-

(1)	The value realized is calculated by multiplying (A) the number of securities underlying such options by (B) the difference between (i) the fair market value of the Common Stock on the date of exercise and (ii) the option exercise price.

(2)	The value of the unexercised in-the-money options is calculated by multiplying (A) the number of securities underlying such options by (B) the difference between (i) the closing price of the Common Stock on the New York Stock Exchange at fiscal year-end (last trade date December 30, 2005) and (ii) the option exercise price.

Supplemental Retirement Plans

In connection with the restructuring of Ramada Inc. in 1989, the Company assumed certain of the obligations of Ramada for a deferred compensation program designed to provide supplementary retirement benefits to certain executive officers and to certain key employees. Certain of the executive officers of the Company participated in the deferred compensation program. The maximum available benefit (payable over 15 years commencing with the participant’s retirement at or after age 65) is 15% of his expected salary at age 65 (determined by assuming annual increases in salary at the time of electing to participate at the compounded rate of 6%). As a result of the restructuring, participants are fully vested in their accrued benefits. The annual benefits payable upon retirement at age 65 are: $85,944 for Mr. Haddock; $42,069 for Mr. Armstrong; $40,944 for Mr. Sipek, and $124,504 for Mr. Rubeli. The program provides for reduced benefits between the ages of 55 and 65, upon early retirement or upon termination of employment, with certain restrictions, if the participant elects to receive reduced benefits. Mr. Rubeli retired from the Company, effective March 1, 2005 and elected to receive reduced benefits. The annual benefit payable to Mr. Rubeli, effective as of March 1, 2005 is $106,539. Under Section 409A of the Internal Revenue Code of 1986, as amended, certain portions of the payments are subject to the deferral provisions of Section 409A.

The Company has a Nonqualified Retirement Plan for Senior Executives to supplement the retirement income for certain executives selected at the discretion of the Board of Directors. The non-funded plan provides that such an executive upon retirement at age 65 will receive annually 50% of the average of the last five full years of compensation from the Company less any amounts received under an Aztar tax-qualified defined benefit plan and primary Social Security. The Company has established a trust to provide a source of funds to assist it in meeting its obligations under the plan. Mr. Haddock is currently the sole participant in the plan. Mr. Rubeli was a participant in the plan prior to his retirement. The estimated annual benefit payable upon retirement at age 65 based on actuarial assumptions is $983,480 for Mr. Haddock. The plan generally provides for reduced benefits between the ages of 60 and 65, upon early retirement. Upon a qualifying termination of employment occurring following a change in control, benefits accrued under the plan are paid to the participant in a lump sum. On March 23, 2006, the Company executed a clarifying amendment to the plan intended to accurately reflect the Company’s original intent, which was to provide that, in connection with a qualifying termination of employment occurring following a change in control, benefits under the plan would be calculated without reduction for commencement of payment prior to age 65. In addition, the plan generally provides for a one-time irrevocable election, with certain restrictions (including the participant entering into a non-compete agreement with the Company), to receive a single lump sum distribution equal to the actuarial present value of the retirement benefit, instead of annual installments. Mr. Rubeli retired from the Company, effective March 1, 2005, and elected to receive a single lump sum distribution in the amount of $8,238,753. As part of this election process, Mr. Rubeli entered into a non-compete agreement with the Company, and the Company agreed to indemnify Mr. Rubeli for additional taxes incurred, if any, under Section 409A of the Internal Revenue Code with respect to payments made to Mr. Rubeli under this plan and his individual deferred compensation agreement described above. Under Section 409A of the Internal Revenue Code of 1986, as amended, certain portions of payments to Mr. Haddock will be subject to the deferral provisions of Section 409A.

The Company has established a second Nonqualified Retirement Plan to supplement the retirement income of certain executive officers with long-term service to the Company, selected at the discretion of the Compensation and Stock Option Committee of the Board of Directors. The non-funded plan provides that such an executive upon retirement at age 65 will receive annually, for ten years, 35% of the average of the last five full years’ salary from the Company. To be eligible for full benefits, a participant must have completed ten years of service by age fifty-five. Messrs. Armstrong, Ciarfalia and Sipek are the current participants in the plan and the estimated annual benefits payable upon retirement at age 65 based on actuarial assumptions are $76,844 for Mr. Armstrong, $131,365 for Mr. Ciarfalia, and $97,794 for Mr. Sipek. Upon a qualifying termination of employment occurring following a change in control, benefits accrued under the plan are paid to the participant in a lump sum. On March 23, 2006, the Company executed a clarifying amendment to the plan intended to accurately reflect the Company’s original intent, which was to provide that, in connection with a qualifying termination of employment occurring following a change in control, benefits under the plan would be calculated without reduction for commencement of payment prior to age 65 and as though the participant had continued to be employed until age 65. Under Section 409A of the Internal Revenue Code of 1986, as amended, certain portions of the payments will be subject to the deferral provisions of Section 409A.

Severance Agreements

In connection with the restructuring of Ramada Inc. in 1989, the Company assumed the obligations of Ramada under the severance agreements (the “Severance Agreements”) with Messrs. Haddock, Armstrong, Cole, Sipek and Rubeli and certain other key employees. The Severance Agreements set forth the terms and conditions of each such executive’s termination of employment with the Company following a “change in control.” Subsequently, the Severance Agreements were rewritten as Aztar Agreements, and Mr. Ciarfalia received a similar “change in control” agreement. The Aztar Severance Agreements provide for the payment of severance benefits to the executive officer if his employment is terminated either by the Company without “cause” (as defined) or by the executive with “good reason” (as defined), which includes the assignment to the executive of duties inconsistent with his prior status or a reduction in his base salary or benefits. Upon such termination with respect to any of the executives, whose agreement remains in effect, the benefits described below would become payable to such executives. Generally, the agreements expire on the last day of the calendar month in which the executive turns age sixty-five. On March 23, 2006, Mr. Armstrong’s Severance Agreement was extended to December 31, 2007, provided that beginning on January 1, 2007, the term will be extended for an additional year, and further provided that upon a change in control, the term of the agreement will be no less than 2 years following the change in control. On March 23, 2006, the Company entered into a new severance agreement with Mr. Cole, whose agreement had expired following Mr. Cole’s 65th birthday. The severance benefits provided under Mr. Cole’s Severance Agreement will be substantially similar to those provided to the Company’s named executives other than Mr. Haddock.

In the case of Mr. Haddock, severance benefits consist of a lump-sum cash payment, payable within 30 days after termination of employment, equal to three times the sum of the executive’s annual base salary plus the average bonuses awarded to him in the three years preceding termination of employment, cash-out of outstanding options and vesting and distribution of any restricted stock. Under Section 409A of the Internal Revenue Code of 1986, as amended, certain portions of the payment are anticipated to be subject to the deferral provisions of Section 409A. The other executives would receive twice the sum of their annual base salary plus average bonus, plus the other described benefits. Each of the executives whose agreement was in effect on December 29, 2005 entered into an amendment to his Severance Agreement which provides that the cash-out of options will be subject to the consent of the Compensation and Stock Option Committee of the Board of Directors. The Company would also maintain employee insurance benefits plans in effect for the executives’ continued benefit, or provide substantially equivalent benefits, for two years. Except in the case of the severance benefits of Mr. Haddock, the amount of the severance benefits is limited to the amount that would be deductible by the Company under the federal tax laws. Based upon current salary levels, the appropriate lump-sum cash payment that would be payable under the Severance Agreements to Messrs. Haddock, Ciarfalia, Armstrong, Cole and Sipek if their employment is terminated, excluding any payment relating to stock options, would be $4,894,281 for Mr. Haddock; $1,070,172 for Mr. Ciarfalia; $901,408 for Mr. Armstrong; $448,582 for Mr. Cole; and $772,814 for Mr. Sipek. Mr. Rubeli’s agreement, under the terms of the agreement, automatically terminated upon his retirement on March 1, 2005. The executive officers do not have employment agreements.

Compensation of Directors

Directors who are not full-time employees of the Company are each paid $50,000 per year and are reimbursed for any expenses incurred in attending directors’ meetings. Beginning in 2004, Mr. Brady, the Chairman of the Audit Committee, receives an additional $20,000 per year for his services as the Chairman of the Audit Committee. Beginning April 2005, Mr. Burns, as Lead Director, receives an additional $10,000 per year for his services as the Lead Director. In addition, each such nonemployee director receives a fee of $1,500 for each directors’ meeting attended and $1,000 for each committee meeting attended; committee chairpersons receive an additional $750 for each committee meeting attended. Directors, and their families, may receive certain complimentaries, primarily lodging, when visiting Company properties; are permitted to fly first class and are provided travel/accident insurance coverage when traveling on Company business. On infrequent occasions, a director’s spouse may accompany him/her on Company business; in 2005, directors’ spouses were invited to attend a viewing of the new Quarter at Tropicana Atlantic City.

The 2000 Nonemployee Directors Stock Option Plan (the “Plan”) originally provided for a grant of options to purchase 5,000 shares of common stock when a nonemployee director is first appointed to the Board, and, thereafter, an annual grant of options to purchase 3,000 shares. The Plan was amended in 2001 to provide that incumbent nonemployee directors would, in lieu of annual grants, receive a one-time grant, in May 2002, of an option to purchase 30,000 shares of common stock, of which 6,000 shares vested immediately upon grant and, subject to continued service as a member of the Board, the remaining 24,000 shares vest in equal installments on each of the next four anniversary dates of the grant. Under the amended Plan, new nonemployee directors will be eligible for an initial option grant to purchase 5,000 shares of common stock (immediately vested upon grant) upon appointment to the Board and an additional one-time stock option grant, to be made on the day after the Annual Meeting of Shareholders that next follows such nonemployee director’s appointment to the Board, to purchase a number of shares to be determined by the date of that Annual Meeting as follows: 2003 – 24,000 shares; 2004 – 18,000 shares; 2005 – 12,000 shares; and 2006 – 6,000 shares, respectively. Such options will fully vest by the 2006 anniversary grant date as follows: (i) 6,000 shares immediately vest upon grant and (ii) subject to continued service as member of the Board, the remaining shares vest in equal installments on each of the following anniversary dates through the 2006 anniversary date. The exercise price on all grants will equal the market price of the common stock on the grant date.

In connection with entering into the proposed merger agreement with Pinnacle Entertainment, Inc., the Board of Directors determined to engage a compensation consultant to assist the Board in determining appropriate compensation alternatives with respect to fiscal year 2006.

Compensation and Stock Option Committee Interlocks and Insider Participation

During the fiscal year ended 2005, the Compensation and Stock Option Committee was comprised of Ms. Faiss and Messrs. Burns and Spencer. No member of the Compensation and Stock Option Committee of the Company’s Board of Directors serves as a member of the board of directors or Compensation and Stock Option Committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or its Compensation and Stock Option Committee.

THE FOLLOWING REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT

During the Company’s last fiscal year the Compensation and Stock Option Committee held seven meetings. The functions performed by the Compensation and Stock Option Committee include: at least annually, review and approve corporate goals and objectives relating to the compensation of the Chief Executive Officer; evaluate the performance of the Chief Executive Officer in light of those goals and objectives and determine and approve the compensation of the Chief Executive Officer based on such evaluation; make recommendations to the Board with respect to the compensation and incentive compensation plans of the Company’s executive officers and equity-based plans of the Company; and prepare and approve the Compensation and Stock Option Committee report to be included as part of the Company’s annual proxy statement.

Compensation Policies for the Chief Executive Officer and Other Executive Officers

Historically, the Compensation and Stock Option Committee, in conjunction with outside consultants, studied various executive compensation practices of peer companies. The Compensation and Stock Option Committee concluded that an appropriate compensation package for the Chief Executive Officer and the senior management group should be comprised of a base salary, an annual incentive bonus based on the Company’s financial performance, equity-related incentives and, for certain senior executives including the Chief Executive Officer, and for certain other executive officers, a nonqualified retirement plan(s). The Compensation and Stock Option Committee believed that such a package would compensate executives in a manner that rewarded both current performance and long-term performance and would provide the executive with a financial interest in the success of the Company similar to the interests of the Company’s Shareholders. The Compensation and Stock Option Committee in its discretion may award up to the maximum bonus available to a specific officer(s) based on subjective factors such as outstanding performance by an officer in his/her specific area of responsibility. Bonuses, if earned, are payable as soon as practicable after each fiscal year-end.

The Compensation and Stock Option Committee may periodically engage outside consultants to provide updated information on compensation practices in general as well as in the industry.

Prior to 2005, executive compensation was set in February of each year coinciding with the finalization of the current year’s operating budget and the setting of specific financial targets for the bonus plan year. The amount of bonus the Chief Executive Officer could earn was limited to a maximum of 90% of base salary. It was derived by how the Company’s financial performance compared to budget as measured by one metric, earnings before interest, depreciation, amortization and taxes.

As a result of Mr. Rubeli’s retirement and the appointment of Mr. Haddock as Chairman of the Board, President and Chief Executive Officer, effective March 1, 2005, the Compensation and Stock Option Committee engaged a compensation consultant, in the spring of 2005, to perform a compensation study to assist the Compensation and Stock Option Committee in determining Mr. Haddock’s compensation package. The compensation study also covered the compensation of our other executive officers. In addition, because of the continuing uncertainties resulting from (a) the delay in the opening of the Tropicana Atlantic City expansion project and (b) the unknown timing, if the Company were to proceed, of the proposed redevelopment of the Tropicana Las Vegas, the Compensation and Stock Option Committee decided to not set specific performance targets for the Chief Executive Officer or our other officers for the 2005 bonus plan year.

Instead, with respect to the Chief Executive Officer, the Compensation and Stock Option Committee determined that a methodology based only on annual financial targets was too limiting for a proper evaluation of the Chief Executive Officer’s performance. By focusing only on the current year’s earnings it gave no weight to either longer-term strategic issues or sufficient incentives to tackle current operational issues with steps that might reduce current year earnings. The Compensation and Stock Option Committee also decided that the Chief Executive Officer’s bonus should not be limited by the usual 90% cap. Removing this cap brought the Company more in line with industry practice and allowed the Compensation and Stock Option Committee to establish a policy by which future increases in the Chief Executive Officer’s aggregate compensation would be primarily performance driven.

For 2005 the Compensation and Stock Option Committee awarded the Chief Executive Officer a bonus of $1,075,000, equal to 116% of salary. This was based on (1) all of the Company’s properties other than Atlantic City exceeding their operating budgets, (2) an aggressive effort initiated by the Chief Executive Officer on assuming his position to address the slower-than-expected ramp-up following the Atlantic City opening, (3) his rigorous approach to evaluating the merits of embarking on the Company’s largest ever capital investment in the proposed redevelopment of the Tropicana Las Vegas, and (4) the Chief Executive Officer launching a series of initiatives aimed at expansion into other gaming markets. With respect to the other officers, the Compensation and Stock Option Committee made recommendations as to their compensation packages and decided that for the fiscal year 2005 bonuses, if any, would be based on the Committee’s subjective evaluation of management’s overall performance. In reviewing 2005, the Compensation and Stock Option Committee concluded that management’s overall performance merited discretionary bonuses to our other executive officers. These bonuses are set forth on the Summary Compensation Table on page 7.

Section 162(m) Policy

Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), generally provides that publicly held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds one million dollars per officer in any one year.

As a result of the Chief Executive Officer’s bonus for the 2005 bonus plan year (paid in 2006), his 2006 compensation will exceed the limits on deductibility set forth in Section 162(m). The Compensation and Stock Option Committee has not established a policy regarding compensation in excess of these limits, but will continue to review this issue.

Section 409A

Section 409A of the Internal Revenue Code of 1986, as amended, generally affects deferred compensation plans, amongst other items. The Company assumed certain obligations for several individual deferred compensation agreements from Ramada Inc., as a result of the restructuring of Ramada Inc. and the formation of the Company in 1989. In addition, the definition of deferred compensation under Section 409A may include, in some circumstances, certain payments under supplemental employee retirement plans and severance arrangements. Therefore, the Compensation and Stock Option Committee has engaged outside consultants to conduct a general review of these arrangements as well as the severance agreements and change in control/severance agreements with our executives, to advise the Compensation and Stock Option Committee as to the implications of Section 409A and other matters, with respect to these arrangements. The U.S. Department of the Treasury and the IRS continue to issue regulations and additional guidelines with respect to Section 409A. Plan sponsors have until December 31, 2006 to amend their plans to bring them into compliance with the proposed regulations. However, they must demonstrate good-faith compliance with the proposed regulations during this transition period. The Compensation and Stock Option Committee will continue to engage outside consultants for additional advice and guidance in this area.

By Compensation and Stock Option Committee

Gordon M. Burns

Linda C. Faiss

John A. Spencer

INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s independent registered public accounting firm is PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP will be present at the Meeting and will be available to respond to appropriate questions from the Company’s Shareholders. The representatives will have an opportunity to make a statement at the Meeting if they desire to do so.

Audit Fees

The Company was billed $1,650,995 and $2,024,783 for audit fees for the fiscal years 2005 and 2004, respectively. Audit fees include fees for the audit of the Company’s annual consolidated financial statements and internal controls, for the audits of the separate annual financial statements of the Company’s five operating units as required by regulatory authorities, for quarterly reviews of the consolidated results and the results of the five separate operating units, for certain other quarterly and annual agreed-upon procedures and internal reports as required by regulatory authorities, and for review of registration statements filed with the SEC.

Audit-Related Fees

The Company was billed $27,386 and $32,498 for audit-related fees in the fiscal years 2005 and 2004, respectively. Audit-related fees primarily relate to the audit of the 401(k) plan and verification work related to development reimbursements.

Tax Fees

The Company was billed $-0- and $-0- for tax fees in the fiscal years 2005 and 2004, respectively.

All Other Fees

The Company was billed $2,100 and $13,961 for additional professional services rendered in the fiscal years 2005 and 2004, respectively. In 2004, the majority of the other fees were for an independent evaluation of a proposed contract for a network installation.

It is the policy of the Audit Committee to pre-approve all engagements and fees of the independent registered public accounting firm, and during 2005 all such engagements and fees were pre-approved. Under extenuating circumstances, the Chairman of the Audit Committee may pre-approve a service, provided such approvals are ratified by the full Committee at a subsequent meeting.

The Audit Committee of the Board of Directors has concluded that the provision of services covered under tax fees and all other fees is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

AUDIT COMMITTEE

The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter is posted on the Company’s website. The Company’s Common Stock is listed on the NYSE and per the NYSE listing standards, the Board of Directors has determined that all of the members of the Audit Committee are independent. In addition, the Board of Directors has determined that Mr. Brady, the Chairman of the Audit Committee, as a retired audit partner of a large international public accounting firm, meets the attributes of an Audit Committee Financial Expert. In addition, the Committee believes that some other members of the Committee also qualify as Audit Committee Financial Experts.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

Audit Committee Report

In performing its responsibilities, the Audit Committee has: reviewed and discussed the audited financial statements with management; discussed with PricewaterhouseCoopers LLP (“PWC”) (the independent registered public accounting firm) the matters required to be discussed by SAS 61; received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 and discussed with PWC its independence; and, based on such review and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year (such fiscal year ending 12/31/05) for filing with the SEC.

By Audit Committee

Frank J. Brady

John B. Bohle

Gordon M. Burns

John A. Spencer

THE FOLLOWING PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

COMPARATIVE STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total shareholder return from December 28, 2000 to December 31, 2005, of the Company, the Russell 2000 Index and the Dow Jones Casinos Subsector index (DJCS). The Company is a participant in the Russell 2000 Index. The DJCS is a peer group index that tracks the performance of a number of companies in the casino industry. The DJCS, previously called the Dow Jones Casino Index, is a subsector of the Dow Jones Total Market Index, and is reconstituted periodically. The Company became a participant in the index in 2000. The graph assumes an investment of $100 on December 28, 2000, in each of the Common Stock, the stocks comprising the Russell 2000 Index and the DJCS, respectively.

	12/28/2000	1/3/2002	1/2/2003	1/1/2004	12/30/2004	12/31/2005
AZR	100.00	145.31	112.08	173.91	268.68	234.90
Russell 2000	100.00	100.30	79.46	112.73	132.19	136.27
DJCI	100.00	110.71	124.38	185.95	245.29	246.34

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP served as the Company’s independent auditors for the fiscal year ended December 31, 2005. Although the Company’s Board of Directors is not required to submit the Audit Committee’s appointment of the Company’s independent registered public accounting firm for Shareholder approval, the Board has elected to seek ratification by Shareholders at the Annual Meeting of its appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2006.

The affirmative vote of the holders of a majority of the shares of common stock represented at the Meeting, in person or by proxy, and entitled to vote on this proposal will be necessary for the adoption of Proposal 2. In the event that the Company’s Shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee may, but is not required to, reconsider the retention of PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its Shareholders.

The Board of Directors unanimously recommends that Shareholders vote FOR Proposal 2. A proxy solicited by the Company’s Board of Directors will be voted for Proposal 2 unless the Shareholder providing the proxy specifies otherwise on the proxy.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The cost of this solicitation will be borne by the Company. The solicitation of proxies will be made primarily by mail. Regular employees of the Company may solicit proxies by telephone or the Internet or in person. Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries to send proxy materials to their principals. The Company may reimburse persons holding shares in their names or those of their nominees for their expenses in sending proxies and proxy materials to principals. In addition, the Company has retained The Altman Group, Inc. to assist in the solicitation of proxies at an estimated cost of $9,000. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the enclosed proxy card will help to avoid additional expense.

Unless otherwise required by law or the Company’s Certificate of Incorporation or By-Laws, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is required for approval of any matter other than the election of directors which properly comes before the Meeting or any continuations, adjournments or postponements thereof. Under applicable Delaware law, in determining whether any such other matter has received the affirmative vote of the requisite number of shares of Common Stock, (i) abstentions will be counted and will have the same effect as a vote against such other matter, and (ii) broker non-votes will have no effect on the results of the votes on any such proposals.

As previously disclosed, the Company’s By-Laws require Shareholders who intend to nominate directors or propose new business at any Annual Meeting to provide advance notice of such intended action as well as certain additional information. This By-Law provision requires Shareholders to provide the Company with notice of their intent to nominate directors or to propose new business at an Annual Meeting not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. However, if the Annual Meeting is not held within 30 days of the anniversary date of the immediately preceding Annual Meeting, then Shareholders must provide advance notice to the Company within 10 days after notice or public disclosure of the date of the Annual Meeting is mailed or made to Shareholders, whichever occurs first.

The Company’s 2005 Annual Meeting was held on May 12, 2005, and the 2006 Annual Meeting is scheduled to be held on May 11, 2006, which is within 30 days of the anniversary date of the 2005 Annual Meeting. Accordingly, assuming the 2006 Annual Meeting is held as scheduled, notice of a proposed director nomination(s) or new business to be brought before the 2006 Annual Meeting must have been received in proper form on or after February 11, 2006, and on or prior to March 13, 2006. In addition, assuming the 2006 Annual Meeting is held as scheduled and the 2007 Annual Meeting of Shareholders is held within 30 days of May 11, 2007, notice of a proposed director nomination(s) or new business to be brought before the 2007 Annual Meeting must be received in proper form on or after February 10, 2007, and on or prior to March 12, 2007.

In accordance with federal securities laws, proposals to be submitted by Shareholders for consideration at the Company’s next Annual Meeting and inclusion in the Company’s 2007 Proxy Statement must be received by the Company at its executive offices in Phoenix, Arizona not later than December 11, 2006.

ADDITIONAL VOTING INSTRUCTIONS

AND

ACCOUNT ACCESS INFORMATION

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you mark, sign and return your proxy card.

VOTE BY INTERNET AT WWW.PROXYVOTE.COM

Use the Internet to transmit your voting instructions and for electronic delivery of information up to 11:59 p.m. Eastern time on May 10, 2006. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Aztar Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet, and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE AT 1-800-690-6903

Use any touchtone phone to transmit your voting instructions up until 11:59 p.m. Eastern time on May 10, 2006. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or otherwise return it to Aztar Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

Submitting your vote by mail, telephone or on the Internet will not affect your right to vote if you decide to attend the 2006 Annual Meeting of Shareholders.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the Internet at: http://www.aztar.com

YOU CAN NOW ACCESS YOUR AZTAR CORPORATION ACCOUNT ONLINE.

Access your Aztar Corporation shareholder/stockholder account online via Investor ServiceDirect® (ISD). Mellon Investor Services LLC, agent for Aztar Corporation, now makes it easy and convenient to get the following information on your shareholder account:

• View account status • View Certificate history • View book-entry information	• Make address changes • Obtain a duplicate 1099 tax form

Visit us on the web at http://www.melloninvestor.com

and follow the simple instructions on the website.

For Technical Assistance Call 1-877-978-7778 between

9am-7pm Monday-Friday Eastern Time

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –– – ––

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AZTAR CORPORATION

ANNUAL MEETING OF SHAREHOLDERS, MAY 11, 2006

The undersigned hereby appoints Robert M. Haddock and Nelson W. Armstrong, Jr. (the “Proxy Holders”), or any of them, each with the power of substitution, attorneys and proxies, to represent and to vote all shares of Common Stock, par value $.01 per share (“Aztar Common Stock”), of Aztar Corporation (“Aztar”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 11, 2006, at 11:00 a.m., local time, at The Ritz Carlton Hotel, 2401 East Camelback Road, Phoenix, Arizona (the “Meeting”) and at any continuations, adjournments or postponements thereof, as directed on the reverse side of this proxy, with discretionary authority as to any and all other business that may properly come before the Meeting and with all powers the undersigned would possess if personally present at the Meeting.

THE BOARD OF DIRECTORS OF AZTAR RECOMMENDS A VOTE FOR PROPOSAL 1, THE ELECTION OF THE NAMED NOMINEES, AND FOR PROPOSAL 2, THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2006.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the recommendations of the Board of Directors.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE, OR YOU MAY SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET.

This proxy will be voted as directed on the reverse side. If no specifications are made, these shares will be voted FOR Proposal 1 - all nominees for director named on the reverse side, and FOR Proposal 2 - the ratification of the independent registered public accounting firm. In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the named proxies, or any substitute or substitutes, who shall be present and act at the Meeting (or if only one shall be present and act, then that one) shall have all the powers of the named proxies hereunder.

(Please sign on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)
Address Change/Comments:

AZTAR CORPORATION 2390 E. CAMELBACK ROAD SUITE 400 PHOENIX, AZ 85016

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Aztar Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Aztar Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AZTAR1 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AZTAR CORPORATION

THE BOARD OF DIRECTORS OF AZTAR RECOMMENDS A

VOTE FOR PROPOSAL 1 AND FOR PROPOSAL 2.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write the nominee’s name on the line below.
Vote on Directors
1.	The election as directors of all nominees listed below (except as marked to the contrary):
	(01) Linda C. Faiss	☐	☐	☐
(02) Robert M. Haddock
					For	Against	Abstain
Vote on Proposal

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2006.				☐	☐	☐

The Proxy Holders also are authorized to vote in their discretion on such other matters as may properly come before the Meeting and at any continuations, adjournments or postponements thereof.

Proxies can only be given by shareholders of record at the close of business on March 16, 2006. Please sign your name below exactly as it appears hereon. When shares of Aztar Common Stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, stating title. If a partnership, please sign in partnership name by authorized person, stating title.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐	IF RETURNED CARDS ARE SIGNED AND DATED BUT NOT MARKED,
THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED FOR THE
ELECTION OF THE NAMED NOMINEES AND FOR THE
RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

Note: You may also submit your proxy by telephone or the Internet.	As of the date hereof, the undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

	NOTE:	(Please sign as name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date